                                                                    EXHIBIT 10.1


                                SECOND AMENDMENT
                          DATED AS OF JANUARY 30, 2001


                  This SECOND AMENDMENT (this "Amendment") is among O'SULLIVAN INDUSTRIES, INC., a Delaware corporation (the "Borrower"), O'SULLIVAN INDUSTRIES HOLDINGS, INC., a Delaware corporation ("Holdings"), the banks and other financial institutions and other entities from time to time parties to the Credit Agreement referred to below (the "Lenders") and LEHMAN COMMERCIAL PAPER INC. as administrative agent (in such capacity the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

                  1. Holdings, the Borrower, the Lenders, the Agents and the Arranger entered into a Credit Agreement, dated as of November 30, 1999, as amended by the First Amendment, dated as of November 30, 1999 (as so amended the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

                  2. Holdings and the Borrower have requested that the Lenders amend the Credit Agreement to revise the financial covenants set forth therein.

                  3. The Required Lenders are, on the terms and conditions stated below, willing to grant the request of Holdings and the Borrower set forth above.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.        Amendments to Credit Agreement.


                  (a) The following new definition is hereby added to Section
1.1 of the Credit Agreement in the appropriate alphabetical order:

                  ""Second Amendment Effective Date": January 25, 2001."

                  (b) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended by adding at the end thereof the following additional language:

         "provided, further, that at any time that the Consolidated Leverage Ratio is greater than 4.5:1.0 (determined in accordance with the procedures set forth on the Pricing Grid), the Applicable Margin with respect to Tranche B Term Loans shall be 3.00% (Base Rate Loans) and 4.00% (Eurodollar Loans)"

         (c) The definition of "Consolidated Interest Expense" in Section 1.1 of the Credit Agreement is hereby amended by adding at the end thereof the following additional language:



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         "provided however, that fees paid to the Lenders, the Arranger or the
         Administrative Agent in connection with the execution of the Second Amendment to the Credit Agreement shall not be included in Consolidated Interest Expense"

                  (d) The following new Section 6.15 is hereby added to the Credit Agreement:

                  "6.15 Prepayment. Unless the Required Lenders shall otherwise agree, the Borrower shall make an optional prepayment of the Term Loans of at least $10,000,000 no later than June 30, 2001, such optional prepayment to be applied as set forth in Sections 2.12(d) and 2.18."

                  (e) Section 7.1(a) of the Credit Agreement is hereby amended by replacing the Consolidated Leverage Ratio for the fiscal quarters ending December 31, 2000, March 31, 2001, and June 30, 2001 with the following:

                  "December 31, 2000         4.85:1.00

                   March 31, 2001            5.10:1.00

                   June 30, 2001             4.85:1.00"

                  (f) Section 7.1(b) of the Credit Agreement is hereby amended by replacing the Consolidated Interest Coverage Ratio for the fiscal quarters ending December 31, 2000, March 31, 2001, June 30, 2001, September 30, 2001, December 31, 2001, March 31, 2001 and June 30, 2001 with the following:

                  "December 31, 2000         1.65:1.00

                   March 31, 2001            1.50:1.00

                   June 30, 2001             1.60:1.00

                   September 30, 2001        1.70:1.00

                   December 31, 2001         1.80:1.00

                   March 31, 2002            1.90:1.00

                   June 30, 2002             1.90:1.00"

                  (g) Section 7.1(c) of the Credit Agreement is hereby amended by replacing the Consolidated Fixed Charge Coverage Ratio for the fiscal quarters ending December 31, 2000, March 31, 2000, June 30, 2001 and September 30, 2001 with the following:

                  "December 31, 2000          .85:1.00

                   March 31, 2001             .70:1.00

                   June 30, 2001              .95:1.00

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                   September 30, 2001        1.05:1.00"

                  (h) Section 7.1(d) of the Credit Agreement is hereby amended by replacing the Minimum Consolidated EBITDA for the fiscal quarters ending June 30, 2001, June 30, 2002, and June 30, 2003 with the following:

                  "June 30, 2001             $47,300,000

                   June 30, 2002             $52,000,000

                   June 30, 2003             $53,000,000"

                  (i) Section 7.5 of the Credit Agreement is hereby amended by
(i) deleting the word "and" at the end of clause (g) thereof, (ii) replacing the period at the end of clause (h) thereof with "; and" and (iii) adding the following new clause (i):

                  "(i) the sale of the Borrower's Property located in Utah; provided that such sale is on terms (including price) reasonably acceptable to the Administrative Agent and the proceeds from such sale are applied in compliance with Section 2.12(b)."

                  (j) Annex A to the Credit Agreement is hereby amended and restated in its entirety as follows:


                                  "PRICING GRID

            Consolidated                Applicable Margin For          Commitment         Applicable Margin For
           Leverage Ratio                  Eurodollar Loans                Fee               Base Rate Loans
           --------------               -------------------          ---------------    -----------------------

   =>.5:1.0                                    3.50%                    .50%                      2.50%
   =>4.0:1.0 and <4.5:1.0                       3.25%                    .50%                      2.25%
   =>3.0:1.0 and <4.0:1.0                       3.00%                    .50%                      2.00%
    <3.0:1.0                                    2.50%                    .375%                     1.50%"


Changes in the Applicable Margin with respect to Term Loans, Revolving Credit Loans and Swing Line Loans or in the Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on (i) the Second Amendment Effective Date and (ii) thereafter, on the first day after the date (the "Adjustment Date") on which financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until and including the date on which such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 4.5 to 1.0. In addition, at all times while an Event of Default shall

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have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 4.5 to 1.0. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending as of the last day of the period covered by the relevant financial statements."

                  SECTION 2. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

                  (a) the Administrative Agent shall have received signed written authorization from the Required Lenders to execute this Amendment and shall have received counterparts of this Amendment executed by Holdings and the Borrower and counterparts of the Consent of the Loan Parties appended hereto (the "Consent") executed by the Grantors, as defined in the Guarantee and Collateral Agreement);

                  (b) each of the representations and warranties in Section 3 below shall be true and correct;

                  (c) in consideration of the amendments contained in this Amendment, the Borrower shall have paid to the Administrative Agent, for the account of each Lender that executes and returns to the Administrative Agent its Consent no later than 5:00 p.m. (New York time) on Thursday, January 25, 2001, a fee equal to 0.25% of the Commitment of such Lender;

                  (d) the Administrative Agent shall have received payment in full in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented; and

                  (e) the Agent shall have received such other documents, instruments and opinions as it shall have reasonably requested.

                  SECTION 3.        Representations and Warranties.

                  Each of Holdings and the Borrower represents and warrants jointly and severally as follows:

                  (a) Authority. Each of Holdings, the Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party. The execution, delivery and performance by Holdings and the Borrower of this Amendment and by the Grantors of the Consent, and the performance by Holdings and each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate action of Holdings or such Loan Party, as the case may be, and no other corporate proceedings on the part of Holdings or such Loan Party, as the case may be, are necessary to consummate such transactions.

                  (b) Enforceability. This Amendment has been duly executed and delivered by Holdings and the Borrower. The Consent has been duly executed and delivered by the Grantors. This Amendment, the Consent and each Loan Document (as amended hereby) is the legal, valid


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and binding obligation of each Loan Party party hereto and thereto, enforceable against Holdings and such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

                  (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

                  (d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.


                  SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender (including, without limitation, the Issuing Lender), the Arranger or any Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

                  SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]


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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                    O'SULLIVAN INDUSTRIES HOLDINGS, INC.



                               By:         /s/ Phillip J. Pacey
                                   ----------------------------
                               Name:  Phillip J. Pacey
                               Title: Senior Vice President and Chief Financial
                                      Officer

                                   O'SULLIVAN INDUSTRIES, INC.



                               By:         /s/ Phillip J. Pacey
                                   ----------------------------
                               Name:  Phillip J. Pacey
                               Title: Senior Vice President and Chief Financial
                                      Officer

                                        LEHMAN COMMERCIAL PAPER INC., as
                                        Administrative Agent




                                         By:             /s/ Michael E. O'Brien
                                            -----------------------------------
                                         Name:  Michael E. O'Brien
                                         Title: Authorized Signatory

                                     CONSENT

                          DATED AS OF JANUARY 30, 2001

                  The undersigned, as Grantors under the Guarantee and Collateral Agreement and, as applicable, as Grantors under the Intellectual Property Security Agreement (as such terms are defined in and under the Credit Agreement referred to in the foregoing Second Amendment), hereby consent and agree to the foregoing Second Amendment and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the Intellectual Property Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Second Amendment, each reference therein to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said Second Amendment, (ii) the Guarantee and Collateral Agreement and all of the Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, and (iii) the Intellectual Property Security Agreement and all of the Intellectual Property Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Intellectual Property Security Agreement.


                       O'SULLIVAN INDUSTRIES HOLDINGS, INC.


                       By:                     /s/ Phillip J. Pacey
                          -------------------------------------------
                       Name: Phillip J. Pacey
                       Title: Senior Vice President and Chief Financial Officer

                       O'SULLIVAN INDUSTRIES, INC.


                       By:                     /s/ Phillip J. Pacey
                          ------------------------------------------------------
                       Name: Phillip J. Pacey
                       Title: Senior vice President and Chief Financial Officer

                       O'SULLIVAN INDUSTRIES - VIRGINIA, INC.


                       By:                     /s/ Phillip J. Pacey
                          ------------------------------------------------------
                       Name: Phillip J. Pacey
                       Title: Senior Vice President and Chief Financial Officer